INVESCO ENERGY FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-3826
SERIES NO.:         1

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                        18,087
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                           461
          Class C                                                         6,609
          Class Y                                                         1,742
          Investor Class                                                  7,924
          Class R5                                                          572

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                       $ 27.16
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                       $ 23.90
          Class C                                                       $ 23.22
          Class Y                                                       $ 27.23
          Investor Class                                                $ 27.05
          Class R5                                                      $ 27.85

INVESCO GOLD & PRECIOUS METALS FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-3826
SERIES NO.:         2

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                        29,532
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                         1,187
          Class C                                                         6,763
          Class Y                                                         5,969
          Investor Class                                                 19,954

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                       $  3.11
      2 Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                       $  2.93
          Class C                                                       $  3.14
          Class Y                                                       $  3.17
          Investor Class                                                $  3.13

INVESCO TECHNOLOGY FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-3826
SERIES NO.:         6

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                         7,942
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                           231
          Class C                                                           944
          Class Y                                                           251
          Investor Class                                                  9,784
          Class R5                                                           41

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                        $39.62
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                        $35.16
          Class C                                                        $33.91
          Class Y                                                        $39.85
          Investor Class                                                 $39.36
          Class R5                                                       $44.85

INVESCO DIVIDEND INCOME FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-3826
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 4,213
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $    55
           Class C                                                      $   385
           Class Y                                                      $   507
           Investor Class                                               $   725
           Class R5                                                     $     1
           Class R6                                                     $   644

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.2082
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.1302
           Class C                                                      $0.1314
           Class Y                                                      $0.2364
           Investor Class                                               $0.2102
           Class R5                                                     $0.2377
           Class R6                                                     $0.2482

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       21,656
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          372
           Class C                                                        3,029
           Class Y                                                        1,980
           Investor Class                                                 3,454
           Class R5                                                          13
           Class R6                                                       2,697

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 21.59
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 21.66
           Class C                                                      $ 21.85
           Class Y                                                      $ 21.79
           Investor Class                                               $ 21.79
           Class R5                                                     $ 21.60
           Class R6                                                     $ 21.61

INVESCO AMERICAN VALUE FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-3826
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $   267
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $     5
           Class Y                                                      $   467
           Class R5                                                     $   105
           Class R6                                                     $   207

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.0086
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.0077
           Class Y                                                      $0.0343
           Class R5                                                     $0.0458
           Class R6                                                     $0.0550

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       31,786
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          528
           Class C                                                        3,631
           Class R                                                        1,860
           Class Y                                                       14,186
           Class R5                                                       2,498
           Class R6                                                       3,895

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 37.85
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 33.87
           Class C                                                      $ 32.60
           Class R                                                      $ 37.68
           Class Y                                                      $ 38.05
           Class R5                                                     $ 38.07
           Class R6                                                     $ 38.08

INVESCO COMSTOCK FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-3826
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                     $ 46,331
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                     $    704
           Class C                                                     $  1,623
           Class R                                                     $  2,350
           Class Y                                                     $ 24,929
           Class R5                                                    $  6,525
           Class R6                                                    $  5,244

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                     $ 0.1586
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                     $ 0.1586
           Class C                                                     $ 0.0670
           Class R                                                     $ 0.1273
           Class Y                                                     $ 0.1898
           Class R5                                                    $ 0.2005
           Class R6                                                    $ 0.2125

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                      289,140
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                        3,905
           Class C                                                       23,996
           Class R                                                       18,436
           Class Y                                                      130,820
           Class R5                                                      32,267
           Class R6                                                      25,556

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                     $  24.58
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                     $  24.57
           Class C                                                     $  24.57
           Class R                                                     $  24.57
           Class Y                                                     $  24.58
           Class R5                                                    $  24.58
           Class R6                                                    $  24.57

INVESCO TECHNOLOGY SECTOR FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-3826
SERIES NO.:         22

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                         4,775
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                            65
          Class C                                                           527
          Class Y                                                            58

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                        $17.50
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                        $15.13
          Class C                                                        $15.13
          Class Y                                                        $18.30

INVESCO MID CAP GROWTH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-3826
SERIES NO.:         23

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                        62,734
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                         1,856
          Class C                                                         5,567
          Class R                                                           883
          Class Y                                                         2,186
          Class R5                                                        2,339
          Class R6                                                        1,338

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                       $ 37.68
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                       $ 32.13
          Class C                                                       $ 30.27
          Class R                                                       $ 36.92
          Class Y                                                       $ 38.88
          Class R5                                                      $ 39.12
          Class R6                                                      $ 39.19

INVESCO SMALL CAP VALUE FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-3826
SERIES NO.:         24

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                        80,764
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                         1,116
          Class C                                                         8,757
          Class Y                                                        79,266

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                       $ 18.79
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                       $ 15.47
          Class C                                                       $ 14.96
          Class Y                                                       $ 19.41

INVESCO VALUE OPPORTUNITIES FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-3826
SERIES NO.:         26

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                        49,721
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                         1,701
          Class C                                                         6,762
          Class R                                                         1,356
          Class Y                                                         1,557
          Class R5                                                          187

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                       $ 13.80
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                       $ 13.60
          Class C                                                       $ 13.40
          Class R                                                       $ 13.75
          Class Y                                                       $ 13.77
          Class R5                                                      $ 13.80